EXHIBIT 32.2
SECTION 906 CERTIFICATION
     In connection with the quarterly report of Flagstar Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Borja, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2007	/s/ Paul D. Borja
Paul D. Borja
Executive Vice President and Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Flagstar Bancorp, Inc. and will be retained by Flagstar Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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